                                                                    EXHIBIT 99.2

BEAR STEARNS                                            BEAR, STEARNS & CO. INC.
ATLANTA - BOSTON - CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS - LOS ANGELES - NEW YORK - SAN FRANCISCO                  245 Park Avenue
FRANKFORT - GENEVA - HONG KONG                              New York, N.Y. 10167
LONDON - PARIS - TOKYO                        (212) 272-2000; (212) 272-7294 fax


                                FAX TRANSMITTAL
                       IMC HOME EQUITY LOAN TRUST 1997-7
                       ---------------------------------
                            COMPUTATIONAL MATERIALS

--------------------------------------------------------------------------------
FAX TO:                                           DATE:  11/19/97
COMPANY:                         # PAGES (incl. cover):
FAX NO:                                       PHONE NO:
--------------------------------------------------------------------------------
FROM:                                         PHONE NO:
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STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER
INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear, Stearns, and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

                       IMC HOME EQUITY LOAN TRUST 1997-7
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
            OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------
FIXED RATE HOME EQUITY LOANS
Approximate characteristics of the pool of Home Equity Loans identified as of 11/18/97. Home Equity Loans equal to approximately $620 million will be delivered on the Closing Date:


TOTAL NUMBER OF LOANS:                                                   8,056

TOTAL OUTSTANDING LOAN BALANCE: (@ 11/1/97)                       $454,953,346*
    BALLOON (% OF TOTAL):                                               40.22%
    LEVEL PAY (% OF TOTAL):                                             59.78%
AVERAGE LOAN PRINCIPAL BALANCE:                                        $56,474                ($4,981 to $214,144)
WEIGHTED AVERAGE CLTV:                                                  75.88%                (2.00% to 100.00%)
% OF POOL WITH LTVS GREATER THAN 90%:                                    1.90%
WEIGHTED AVERAGE COUPON:                                                11.38%                (6.50% to 24.00%)
WEIGHTED AVERAGE REMAINING TERM TO MATURITY (MONTHS):                      233                (19 to 360)
WEIGHTED AVERAGE SEASONING (MONTHS):                                         2                (0 to 67)
WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                                   235                (48 to 360)
RANGE OF ORIGINAL TERMS:                                                LEVEL PAY                       BALLOON
                                                                 -------------------------    ---------------------------
                                                                     Up to 60:    0.12%             Up to 60:  0.17%
                                                                     61 - 120:    1.90%             61 - 120:  0.26%
                                                                    121 - 180:   18.01%            121 - 180: 39.78%
                                                                    181 - 240:   11.83%            181 - 240:  0.01%
                                                                    241 - 300:    0.48%
                                                                    301 - 360:   27.44%

LIEN POSITION:                                            1st Lien:        89.17%
                                                          2nd Lien:        10.83%

PROPERTY TYPE:                              Single Family Detached:        89.94%
                                            Single Family Attached:         0.29%
                                                        2-4 Family:         7.51%
                                             Condominium/Townhouse:         1.28%

                                                             Other:         0.98%

OCCUPANCY STATUS:                                   Owner Occupied:        92.25%
                                                Non-Owner Occupied:         7.75%

GEOGRAPHIC DISTRIBUTION:                                                      NY:         15.98%
(states not listed individually account                                       FL:          9.22%               IL:      5.73%
for less than 5.00% of the Mortgage                                           PA:          5.86%
Loan principal balance)                                                       MD:          6.86%

CREDIT QUALITY:                                                                A:         52.41%
(per IMC's guidelines)                                                         B:         25.05%
                                                                               C:         18.61%
                                                                               D:          3.93%

* BALANCES ARE A SUBSET OF THE FINAL POOL. A LARGER PERCENTAGE OF THE FINAL POOL WILL BE DISCLOSED IN THE PROSPECTUS SUPPLEMENT FOR THIS OFFERING AND HOME EQUITY LOANS OF APPROXIMATELY $620 MILLION WILL BE DELIVERED ON THE CLOSING DATE.

--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.
                                                                          1

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                       IMC HOME EQUITY LOAN TRUST 1997-7
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                   $775,000,000 OFFERING AMOUNT (APPROXIMATE)
                                FSA BOND INSURED

TITLE OF SECURITIES:                      IMC Home Equity Loan Trust 1997-7
SELLER AND SERVICER:                      IMC Mortgage Company, L.P.
                                          Headquartered in Tampa, FL
DEPOSITOR:                                IMC Securities, Inc.

LEAD UNDERWRITER:                         PAINEWEBBER INCORPORATED
CO-UNDERWRITERS:                          Bear, Stearns and Co. Inc.
                                          Morgan Stanley Dean Witter
                                          Merrill Lynch & Co.

TRUSTEE:                                  The Chase Manhattan Bank




TRANSACTION SUMMARY(a)

---------------------------------------------------------------------------------------------------------------------------
                                                  ESTIMATED  ESTIMATED     ESTIMATED
                                                     WAL     PRINCIPAL     PRINCIPAL                            EXPECTED
                 APPROXIMATE                       TO CALL    LOCKOUT        WINDOW           STATED            RATINGS
   CERTIFICATE       SIZE           COUPON         (YEARS)    (YEARS)       (YEARS)          MATURITY        (MOODY'S/S&P)
---------------------------------------------------------------------------------------------------------------------------
Class A-1          $255,140,000     Floating (b)     0.85         None      1.58             August 2012       Aaa / AAA

CLASS A-2          $112,820,000       Fixed          2.00         1.50      0.92           November 2012       Aaa / AAA

CLASS A-3          $120,840,000       Fixed          3.00         2.33      1.33           February 2013       Aaa / AAA

CLASS A-4          $ 44,310,000       Fixed          4.00         3.58      0.75             August 2015       Aaa / AAA

CLASS A-5          $ 71,100,000       Fixed          5.00         4.25      1.58            January 2021       Aaa / AAA

CLASS A-6          $ 61,770,000       Fixed          7.00         5.75      2.42              March 2025       Aaa / AAA

CLASS A-7          $ 54,775,000       Fixed          8.15         8.08      0.08           February 2029       Aaa / AAA

CLASS A-8          $ 54,245,000       Fixed/NAS      6.32         3.00      5.17           February 2029       Aaa / AAA

CLASS A-9IO        $ 54,245,000(c)    Fixed           N/A          N/A       N/A           November 2000       Aaa / AAA

---------------------------------------------------------------------------------------------------------------------------


NOTES:     (a)                 100% Prepayment Assumption: 4.0% CPR in month 1,
                               and an additional 1.818% per annum in each month thereafter until month 12. On and after month
                               12, 24% CPR.  Run to 10% Call.
           (b)                 The lesser of (i) One-Month LIBOR plus 0.__ % and
                               (ii) the weighted average Coupon Rate of the Home
                               Equity Loans, less 0.62375% per annum.
           (c)                 Notional Balance based on the Class A-8 Principal
                               Balance for the first 36 payments and 0 for each payment thereafter.


--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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                       IMC HOME EQUITY LOAN TRUST 1997-7
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PREPAYMENT PRICING
SPEED ASSUMPTION:                    4% CPR, increasing to 24% CPR over 12
                                     months

PAYMENT DATE:                        The 20th day of each month (or the next
                                     Business Day thereafter) commencing on
                                     December 22, 1997.

CLOSING DATE:                        On or about November 25, 1997

CLEAN-UP CALL:                       The first Monthly Remittance Date on
                                     which the aggregate Loan Balance of the
                                     Home Equity Loans has declined to less than 10% of the aggregate Loan Balance as of the Cut-Off Date.

PAYMENT DELAY:                       With the exception of the Class A-1
                                     Certificates, 19 days.
                                     With respect to the Class A-1
                                     Certificates, 0 days.

INTEREST ACCRUAL PERIOD:             With the exception of the Class
                                     A-1 Certificates, interest will accrue on the Certificates at a fixed rate during the month prior to the month of the related Payment Date on a 30/360-day basis.

                                     With respect to any Payment Date, the Class
                                     A-1 Certificates will be entitled to
                                     interest accrued from and including the
                                     preceding Payment Date (or from the
                                     Settlement Date in the case of the first
                                     Payment Date) to and including the day
                                     prior to the current Payment Date (the
                                     "Class A-1 Accrual Period") at the Class
                                     A-1 Certificate Interest Rate on the
                                     aggregate principal balance of the Class
                                     A-1 Certificates on an actual/360-day
                                     basis.

                                     The "Class A-1 Certificate Interest Rate" will be equal to the lesser of (x) with respect to any Payment Date, One-Month LIBOR plus 0.__% per annum and (y) the weighted average Coupon Rate of Home Equity Loans, less 0.62375% per annum (the rate described in the clause (y), the "Available Funds Cap").

                                     The coupon of each Class of Certificates will increase by [0.50%] after the first date on which the deal is callable.

--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

--------------------------------------------------------------------------------
                       IMC HOME EQUITY LOAN TRUST 1997-7
--------------------------------------------------------------------------------


CREDIT ENHANCEMENT:                  Credit enhancement with respect to
                                     the Certificates will be provided by
                                     (a) the overcollateralization mechanics
                                     which utilize the excess interest created by the internal cashflows of the pool, and (b) the Financial Security
                                     Assurance, Inc.("FSA") Insurance Policy.

                                     Excess Spread. The weighted average Coupon
                                     Rate of the Home Equity Loans is generally expected to be higher than the sum of (a) the servicing fee, (b) the weighted average interest rate of the Bonds, (c) the trustee fee and (d) the Premium Amount.

                                     Overcollateralization: Excess spread will be applied, to the extent available, to make accelerated payments or distributions of principal to the securities then entitled to receive payments or distributions of principal; such application will cause the aggregate principal balance of the Bonds to amortize more rapidly than the Home Equity Loans, resulting in overcollateralization. Prior to the overcollateralization step down date, overcollateralization is expected to build to [2.0]% of the sum of (i) the Initial Pool Principal Balance, (ii) the Cut-off Date Principal Balance of each Subsequent Home Equity Loan and (iii) the amount, if any, on deposit in the Pre-funding Account (net of investment income) (the "Assumed Pool Principal Balance"). On or after the overcollateralization step down date, overcollateralization will be permitted to decrease to an amount equal to [4.0]% of the then outstanding aggregate unpaid principal balance of the Home Equity Loans (the "Pool Principal Balance"), subject to a floor of [0.5]% of the Assumed Pool Principal Balance.

                                     FSA Insurance Policy: FSA (the "Certificate
                                     Insurer") will unconditionally and
                                     irrevocably guarantee the timely payment of interest and ultimate payment of principal on the Certificates (i.e. after any losses reduce the overcollateralization to zero, FSA will cover the excess, if any, of the Certificate principal balance over the aggregate collateral balance). The Insurance Policy does not guarantee the payment of A-1 coupon above the Available Funds Cap. The Insured Payments do not cover Realized Losses except to the extent that an Overcollateralization Deficit exists. Insured Payments do not cover the Servicer's failure to make Delinquency Advances except to the extent that an Overcollateralization Deficit would otherwise result therefrom. The Insurance Policy is not cancelable for any reason.

--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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                       IMC HOME EQUITY LOAN TRUST 1997-7
--------------------------------------------------------------------------------


CUT-OFF DATE:                     November 1, 1997 (close of business)

APPROXIMATE SUMMARY OF
POOL BALANCES:                    $454,953,346    Identified as of 11/18/97
                                                  (described on page 2)
                                  $500,000,000    To be identified for inclusion in
                                                  Prospectus Supplement (as of
                                                  Statistical Calculation Date)
                                  $620,000,000    To be delivered on the Closing Date
                                  $155,000,000    Pre-Funding Amount
                                  $775,000,000    Final Pool Balance

STATISTICAL CALCULATION DATE:     November 1, 1997 (close of business)

PRE-FUNDING ACCOUNT               On the Closing Date, approximately
                                  $155,000,000 will be deposited in an account
                                  (the "Pre-Funding Account") and will be used
                                  to acquire Subsequent Loans. The
                                  "Pre-Funding Period" is the period commencing on
                                  the Closing Date and ending generally on the
                                  earlier to occur of (i) the date on which
                                  the amount on deposit in the Pre-Funding
                                  Account is less than $100,000 and (ii)
                                  February 15, 1998.

OFFERING AMOUNT:                  Approximately $775,000,000

FORM OF OFFERING:                 Book-Entry form, same-day funds
                                  through DTC, Euroclear, and CEDEL.

DENOMINATIONS:                    Minimum denominations of $25,000 and
                                  multiples of $1,000 thereafter.

SERVICING/OTHER FEES:             The collateral is subject to certain
                                  fees, including a servicing fee of 0.50% per
                                  annum payable monthly, Certificate Insurer
                                  fees, and trustee fees.

ADVANCING BY SERVICER:            The Servicer is required to advance from its
                                  own funds any delinquent payment of interest
                                  (not principal) unless such interest is
                                  deemed to be non-recoverable (the
                                  "Delinquency Advances").

FEDERAL TAX ASPECTS:              The trust, exclusive of the Pre-funding
                                  account and the Capitalized Interest account,
                                  will consist of two segregated asset pools,
                                  (the "Upper-Tier REMIC" and the "Lower-Tier
                                  REMIC"). Each class of the Offered
                                  Certificates will be designated as a "regular interest"
                                  in the Upper-Tier REMIC.

ERISA CONSIDERATIONS:             The Certificates may be purchased by employee
                                  benefit plans that are subject to ERISA.

SMMEA ELIGIBILITY:                The Certificates will NOT constitute
                                  "mortgage-related securities" for
                                  purposes of SMMEA.

--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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                       IMC HOME EQUITY LOAN TRUST 1997-7
--------------------------------------------------------------------------------



BOND SENSITIVITY TO PREPAYMENTS

CLASS A-1 (TO CALL)
-----------------------------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                        0%            50%           75%           100%           125%          150%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                             8.22          1.44           1.06          0.85           0.72          0.63
Years to First
Principal Payment                                0.08          0.08           0.08          0.08           0.08          0.08
Years to Last
Principal Payment                               14.17          2.92           2.08          1.58           1.33          1.17
Principal Window
(years)                                         14.17          2.92           2.08          1.58           1.33          1.17



CLASS A-2 (TO CALL)
-----------------------------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                        0%            50%           75%           100%           125%          150%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                            14.56          3.76           2.60          2.00           1.63          1.38
Illustrative Yield @
Par (30/360)                                     6.48%         6.41%          6.37%         6.33%          6.29%         6.25%
Modified Duration
(years)                                          9.19          3.24           2.32          1.82           1.50          1.28
Years to First
Principal Payment                                4.17          2.92           2.08          1.58           1.33          1.17
Years to Last
Principal Payment                               14.75          4.67           3.17          2.42           2.00          1.67
Principal Window
(years)                                          0.67          1.83           1.17          0.92           0.75          0.58



CLASS A-3 (TO CALL)
-----------------------------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                        0%            50%           75%           100%           125%          150%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                            14.83          5.92           4.00          3.00           2.39          2.00
Illustrative Yield @
Par (30/360)                                     6.52%         6.49%          6.46%         6.43%          6.40%         6.37%
Modified Duration
(years)                                          9.27          4.77           3.42          2.64           2.15          1.82
Years to First
Principal Payment                               14.75          4.67           3.17          2.42           2.00          1.67
Years to Last
Principal Payment                               14.92          7.50           5.00          3.67           2.92          2.42
Principal Window
(years)                                          0.25          2.92           1.92          1.33           1.00          0.83



CLASS A-4 (TO CALL)
-----------------------------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                        0%            50%           75%           100%           125%          150%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                            15.57          8.35           5.39          4.00           3.12          2.55
Illustrative Yield @
Par (30/360)                                     6.65%         6.64%          6.61%         6.59%          6.56%         6.54%
Modified Duration
(years)                                          9.45          6.23           4.40          3.41           2.74          2.28
Years to First
Principal Payment                               14.92          7.50           5.00          3.67           2.92          2.42
Years to Last
Principal Payment                               17.00          9.17           5.92          4.33           3.42          2.75
Principal Window
(years)                                          2.17          1.75           1.00          0.75           0.58          0.42



--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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                       IMC HOME EQUITY LOAN TRUST 1997-7
--------------------------------------------------------------------------------


BOND SENSITIVITY TO PREPAYMENTS (CONTINUED)

CLASS A-5 (TO CALL)
-----------------------------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                        0%            50%           75%           100%           125%          150%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                            19.46           10.63         6.95          5.00           3.89          3.12
Illustrative Yield @
Par (30/360)                                     6.75%           6.74%        6.72%         6.70%          6.68%         6.66%
Modified Duration
(years)                                         10.55            7.37         5.38          4.12           3.32          2.73
Years to First
Principal Payment                               17.00            9.17         5.92          4.33           3.42          2.75
Years to Last
Principal Payment                               22.50           12.25         8.42          5.83           4.50          3.58
Principal Window
(years)                                          5.58            3.17         2.58          1.58           1.17          0.92



CLASS A-6 (TO CALL)
-----------------------------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                        0%            50%           75%           100%           125%          150%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                            24.70          13.70          9.86          7.00           5.23          4.16
Illustrative Yield @
Par (30/360)                                     6.88%          6.86%         6.85%         6.84%          6.82%         6.80%
Modified Duration
(years)                                         11.61           8.64          6.96          5.39           4.26          3.51
Years to First
Principal Payment                               22.50          12.25          8.42          5.83           4.50          3.58
Years to Last
Principal Payment                               25.75          14.50         10.75          8.17           6.25          4.83
Principal Window
(years)                                          3.33           2.33          2.42          2.42           1.83          1.33



CLASS A-7 (TO CALL)
-----------------------------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                        0%            50%           75%           100%           125%          150%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                            25.74           14.49        10.74          8.15           6.48          5.26
Illustrative Yield @
Par (30/360)                                     7.07%           7.06%        7.05%         7.04%          7.03%         7.01%
Modified Duration
(years)                                         11.59            8.83         7.32          6.02           5.05          4.26
Years to First
Principal Payment                               25.75           14.50        10.75          8.17           6.25          4.83
Years to Last
Principal Payment                               25.75           14.50        10.75          8.17           6.50          5.33
Principal Window
(years)                                          0.08            0.08         0.08          0.08           0.33          0.58



CLASS A-8 NAS BOND (TO CALL)
-----------------------------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                        0%            50%           75%           100%           125%          150%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                            11.84           7.78          6.95          6.32           5.59          4.87
Illustrative Yield @
Par (30/360)                                     6.72%          6.70%         6.69%         6.69%          6.68%         6.67%
Modified Duration
(years)                                          7.82           5.78          5.33          4.96           4.50          4.03
Years to First
Principal Payment                                3.08           3.08          3.08          3.08           3.08          3.08
Years to Last
Principal Payment                               25.75          14.50         10.75          8.17           6.50          5.33
Principal Window
(years)                                         22.75          11.50          7.75          5.17           3.50          2.33


--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

--------------------------------------------------------------------------------
                       IMC HOME EQUITY LOAN TRUST 1997-7
--------------------------------------------------------------------------------


BOND SENSITIVITY TO PREPAYMENTS (CONTINUED)

CLASS A-6 (TO MATURITY)
-----------------------------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                        0%            50%           75%           100%           125%          150%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                            24.88          13.73         10.00          7.06           5.23          4.16
Illustrative Yield @
Par (30/360)                                     6.88%          6.87%         6.86%         6.84%          6.82%         6.80%
Modified Duration
(years)                                         11.64           8.65          7.02          5.42           4.26          3.51
Years to First
Principal Payment                               22.50          12.25          8.42          5.83           4.50          3.58
Years to Last
Principal Payment                               26.83          14.75         11.83          8.92           6.25          4.83
Principal Window
(years)                                          4.42           2.58          3.50          3.17           1.83          1.33



CLASS A-7 BOND (TO MATURITY)
-----------------------------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                        0%            50%           75%           100%           125%          150%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                            28.21          16.87         14.11          11.44          8.93          6.78
Illustrative Yield @
Par (30/360)                                     7.09%          7.10%         7.14%          7.16%         7.15%         7.12%
Modified Duration
(years)                                         11.97           9.55          8.67           7.58          6.36          5.16
Years to First
Principal Payment                               26.83          14.75         11.83           8.92          6.25          4.83
Years to Last
Principal Payment                               29.50          24.92         19.08          15.08         14.00         11.58
Principal Window
(years)                                          2.75          10.25          7.33           6.25          7.83          6.83*


* Indicates an interruption in receipt of principal


CLASS A-8 NAS BOND (TO MATURITY)
-----------------------------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                        0%            50%           75%           100%           125%          150%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                            11.84          7.78           7.00          6.47           6.08          5.77
Illustrative Yield @
Par (30/360)                                     6.72%         6.70%          6.70%         6.70%          6.72%         6.75%
Modified Duration
(years)                                          7.82          5.79           5.35          5.04           4.79          4.60
Years to First
Principal Payment                                3.08          3.08           3.08          3.08           3.08          3.08
Years to Last
Principal Payment                               29.25         23.00          17.58         14.75          13.75         11.42
Principal Window
(years)                                         26.25         20.00          14.58         11.75          10.75          8.42



--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.